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                                                                Exhibit 10(h)(a)

              SCHEDULE OF CHANGE IN CONTROL EMPLOYMENT AGREEMENTS

     In accordance with Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing Change in Control Employment Agreements by and between P. H. Glatfelter Company and the following employees as exhibits to this Form 10-K because they are identical to the Change in Control Employment Agreement by and between P. H. Glatfelter Company and Robert P. Newcomer, dated as of December 31, 2000, which is incorporated herein by reference to Exhibit 10(j) to our Annual Report on Form 10-K for the year ended December 31, 2001:

    John R. Anke, dated as of December 31, 2000.
    Robert L. Inners II, dated as of December 31, 2000.
    Carroll L. Missimer, dated as of December 31, 2000.
    Markus R. Mueller, dated as of December 31, 2000.
    Dante C. Parrini, dated as of December 31, 2000.
    Mark W. Pitts, dated as of December 31, 2000.
    Werner Ruckenbrod, dated as of December 31, 2000.
    C. Matthew Smith, dated as of December 31, 2000.
    William T. Yanavitch, dated as of December 31, 2000.
    Peter M. Yaffe, dated as of December 31, 2001.